                                    AGREEMENT


         THIS AGREEMENT, dated as of May 30, 1997, between BAKER PROPERTIES LIMITED PARTNERSHIP, Owner Participant, having its principal place of business at 485 Washington Avenue Pleasantville, NY 10570 ("Baker"), and UNITED STATES SURGICAL CORPORATION, a Delaware corporation, having its principal place of business at 150 Glover Avenue, Norwalk, Connecticut 06856 ("USSC").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto entered into a Participation Agreement (the "PA") on January 14, 1993; and

         WHEREAS, pursuant to said PA, Baker is the holder of the Beneficial Interest in the Trust Estate; and

         WHEREAS, USSC is the Lessee under the Lease, covering USSC's manufacturing facility in North Haven, Connecticut; and

         WHEREAS, the parties are desirous of setting time frames and other parameters for the exercise of certain option rights under said PA and Lease in order to better accommodate their mutual business interests.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Baker and USSC do hereby agree as follows:

         SECTION 1.        DEFINITIONS; INTERPRETATION.

         For the purposes hereof, terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amendment (defined hereinbelow).

         SECTION 2.        BAKER EXERCISE OF OPTION UNDER SECTION
                           13.04 OF THE PARTICIPATION AGREEMENT.

         Baker hereby agrees that it will not, prior to April 10, 2000, exercise its option under Section 13.04 of the Participation Agreement to require USSC to make an offer to purchase the Beneficial Interest.

         SECTION 3.        BAKER CPI RENT.

         Baker hereby agrees that it shall not cause or permit the Owner Trustee to exercise its option to elect a one-time calculation of Contingent CPI Rent pursuant to the second paragraph of Section 4(b) of the Lease prior to January 1, 2000.

         SECTION 4.        BAKER CPI RENT PAYMENTS.

         A. Baker hereby authorizes and directs the Owner Trustee to enter into the Amendment to Lease Agreement (the "Amendment") with USSC in the form attached hereto as Exhibit A. Said Amendment provides for the delay by one year of each of the Contingent CPI Rent payments otherwise due pursuant to the first paragraph of Section 4(b) of the Lease.

         B. USSC agrees that it shall, on January 14, 1999 and January 14, 2000, make secured interest-free loans to Baker (or to Baker's designee, Baker Capital, Ltd.; Baker and Baker's designee hereinafter designated as "Borrower") in amounts equal to (or if requested by Baker, a lesser amount) the payments of Contingent CPI Rent that would have been due under the Lease on each such date had the Lease not been amended by the Amendment. The principal amount of such loans shall be repaid by Borrower subject to the conditions of the Notes evidencing the loans.

         C. The principal amount of the loans provided for in Section 4B shall be advanced to Borrower against delivery of Notes in the forms attached hereto as Exhibits B and C and delivery of security to USSC in any of three forms as described below. Baker may, at its option, select among each of the three forms of security or a combination thereof and may during the term of such loans make substitutions of one form of security for another. The forms of security shall include:

         (i) Pledges of Cash, Cash Equivalents, and/or Marketable Securities, to be held in escrow by Morgan Guaranty Trust Company of New York ("Morgan") as escrow agent, in value at least equal to the principal amount of the loans and pursuant to an Escrow Agreement approved by Morgan and the parties hereto. Said Escrow Agreement shall provide that the Marketable Securities be held in escrow until February 1, 2001 (or the earlier payment of such Notes in full), and will permit USSC to cause the transfer of portions of such Marketable Securities from the Escrow Agent to USSC upon USSC's certification to the Escrow Agent that (1) payment due under any Note has not been paid; and (2)(A) Contingent CPI Rent in an amount at least equal to the amount to be transferred has either been actually received by the Owner

Participant or was paid by USSC but was not actually received by the Owner Participant solely due to the occurrence of an Indenture Event of Default caused by a breach in the obligations, representations and warranties of the Owner Participant under the Operative Documents, or (B) a Note has become payable or a mandatory prepayment of any Note in an amount at least equal to the amount to be transferred has become due under the provisions of the second or fifth paragraphs thereof. Sufficient Marketable Securities shall be transferred to USSC in the event of such certification to equal in value the amount due but unpaid under any such Note. For purposes of this section, "Cash Equivalents" shall include investments in mutual funds which are restricted to investments in taxable or tax-exempt money market instruments and which can be liquidated by the holder of such fund(s) upon not more than 24 hours notice. For purposes of this section, "Marketable Securities" shall mean i) equity securities listed on the New York Stock Exchange, the American Stock Exchange, or traded on the NASDAQ, of companies with a minimum market capitalization in each case of $1.0 billion, and/or ii) debt securities rated at least single "A" or better by Standard & Poor's. For purposes of the calculations under this Section, common stocks shall be valued, at any time, at 75% of their market value at the time of such valuation. If the value of such pledged Cash, Cash Equivalents or Marketable Securities (as so calculated) shall at any time be less than the principal balance of such Notes outstanding, USSC shall have the right to require Baker, and Baker shall have the obligation, to pledge, within ten calendar days of Baker's receipt of notice by USSC of its exercise of such right, additional Cash, Cash Equivalents or Marketable Securities hereunder to the extent required to bring the total of pledged Marketable Securities to a value at least equal to the amount of said principal balance. Failure of Baker to pledge such additional Marketable Securities within said ten calendar days shall entitle USSC to require the Escrow Agent to transfer to USSC all of the Marketable Securities already so pledged, and shall constitute a default under the Notes. If the value of such pledged Cash, Cash Equivalents or Marketable Securities (as so calculated) shall at any time exceed the principal balance of such Notes outstanding, Baker shall have the right to remove from the Escrow Account Cash, Cash Equivalents or Marketable Securities having a value (as so calculated) up to the amount of such excess.

         (ii) Letters of credit (LCs) issued by Mellon Bank, Pittsburgh or such other bank as USSC may approve in its reasonable discretion in amounts equal to the principal amount of the loans. Such LCs shall not expire before February 1, 2001 (or shall be renewable through such date) or the earlier payment of such Notes in full, and will permit USSC to draw against them upon its certification to the issuing bank that (1) payment due under any Note has not been paid; and (2)(A) Contingent CPI Rent in an amount at least equal to the amount to be drawn against the LC has either been actually received by the Owner Participant or was paid by USSC but was not actually received by the Owner Participant solely due to the occurrence of an Indenture Event of Default caused by a breach in the obligations, representations and warranties of the Owner Participant under the Operative Documents, (B) a Note has become payable or a mandatory prepayment of any Note in an amount drawn has become due under the provisions of the second or fifth paragraphs thereof, or (C) the bank issuing the LC(s) gives notice of non-renewal of such LC(s) to be effective on any date prior to February 1, 2001.

         (iii) Certificates of deposit (CD's) to be held in the name of Mellon Bank, Pittsburgh as escrow agent in amounts equal to the principal amount of the loans and pursuant to an Escrow Agreement approved by USSC. Said Escrow Agreement shall provide that the CDs be held in escrow until February 1, 2001 (or the earlier payment of such Notes in full), and will permit USSC to withdraw funds from such CDs upon its certification to the escrow agent that (1) payment due under any Note has not been paid; and (2)(A) Contingent CPI Rent in an amount at least equal to the amount to be withdrawn has either been actually received by the Owner Participant or was paid by USSC but was not actually received by the Owner Participant solely due to the occurrence of an Indenture Event of Default caused by a breach in the obligations, representations and warranties of the Owner Participant under the Operative Documents, or (B) a Note has become payable or a mandatory prepayment of any Note in an amount at least equal to the amount drawn has become due under the provisions of the second or fifth paragraphs thereof.

         SECTION 5.        TRANSFER OF OWNER PARTICIPANT'S INTEREST.

         Baker hereby agrees that it may not transfer any of its right, title or interest in the Trust Estate, the Operative Documents, this Agreement or the Notes unless such transfer is in compliance with and satisfies the terms and conditions of Section 13.02 of the PA and the transferee enters into an agreement of the type referred to in Section 13.02(d) of the PA with respect to this Agreement and the Notes.

         SECTION 6.        USSC OPTION TO PURCHASE.

         In consideration of Baker's agreement to the foregoing Sections of this Agreement, USSC agrees to enter into the Amendment of even date herewith.

         SECTION 7.        AMENDMENT.

         This Agreement is contingent on the approval of the Amendment by a majority in interest of the current Note Holders under the PA no later than August 1, 1997. If such approval has not been obtained by such date, this Agreement shall be terminated and shall be of no further force or effect.

         SECTION 8.        GOVERNING LAW.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.


IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first set forth above.


BAKER PROPERTIES LIMITED PARTNERSHIP


By: Baker Companies, Inc.
         its general partner

By: _______________________________

Name: _____________________________

Title: ____________________________

Date: _____________________________



UNITED STATES SURGICAL CORPORATION


By: _______________________________

Name: _____________________________

Title: ____________________________

Date: _____________________________

                                    Exhibit B

                                 PROMISSORY NOTE
                                January 14, 1999

         FOR VALUE RECEIVED, [BAKER PROPERTIES LIMITED PARTNERSHIP] [BAKER
CAPITAL, LTD.], of           , NY 10016 ("Maker") hereby promises to pay to the
order of UNITED STATES SURGICAL CORPORATION, of 150 Glover Avenue, Norwalk, CT 06851 ("USSC"), in lawful money of the United States of America, in immediately
available funds, the principal amount of ($        .00) Dollars, without
interest, on January 1, 2001. Maker also agrees to pay any expenses and costs incurred by holder, including reasonable attorneys' fees and disbursements, in collecting the amounts due hereunder or enforcing the provisions hereof.

         The entire principal balance of this Note will be immediately due and payable without notice or demand upon the occurrence of Maker's insolvency, filing in bankruptcy, or failure of Baker Properties Limited Partnership to comply with the requirements of the seventh sentence of Section 4(C)(i) of the
Agreement between Maker and USSC dated June   , 1997.

         In the event of a default for a period of more than 15 days in the payment provided for hereinabove, Maker shall pay to the holder hereof interest on the unpaid principal amount hereof from time to time at a rate which is 3% over the prime rate announced from time to time by Mellon Bank of Pittsburgh, PA.

         Maker hereby waives all notices and demands whatsoever in connection with this Note.

         Maker shall make mandatory prepayments of this Note in the amount, and on the date, of any Designated Payment (as defined below) actually received by the Owner Participant pursuant to that certain Participation Agreement entered into by Maker, USSC and certain other parties on January 14, 1993, as amended from time to time, and/or any of the other Operative Documents (as defined in said Participation Agreement), or that was made by USSC but was not actually received by the Owner Participant solely due to the occurrence of an Indenture Event of Default caused by a breach in the obligations, representations and warranties of the Owner Participant under the Operative Documents. For purposes of this Note, "Designated Payment" shall mean (i) any payment of Contingent CPI Rent or Deferred Contingent CPI Rent, or (ii) any payment received by the Owner Participant in lieu of Contingent CPI Rent or Deferred Contingent CPI Rent and paid in respect of Adjusted Termination Amount or the purchase price for the Beneficial Interest pursuant to Section 13.04 of the Participation Agreement or the Premises pursuant to Section 7(a) of the Lease.

         Maker may at any time prepay this Note, in whole or in part, without penalty, provided, however, that such prepayments, and any other payments made by Maker hereunder, shall be applied first to holder's expenses which are payable by Maker hereunder, and the remainder to principal.

         This Note is secured by a [Pledge of Marketable Securities held by Morgan Guaranty Trust Company of New York] [Letter of Credit issued by Mellon Bank] [a Certificate of Deposit] in an amount at least equal to the principal amount hereof.

         Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in said Participation Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


[BAKER PROPERTIES LIMITED PARTNERSHIP]

By:      Baker Companies, Inc.
         its general partner

___________________________________
By:

Name: _____________________________

Title: ____________________________

                                    Exhibit C

                                 PROMISSORY NOTE
                                January 14, 2000

         FOR VALUE RECEIVED, [BAKER PROPERTIES LIMITED PARTNERSHIP] [BAKER
CAPITAL, LTD.], of              , NY 10016 ("Maker") hereby promises to pay to
the order of UNITED STATES SURGICAL CORPORATION, of 150 Glover Avenue, Norwalk, CT 06851 ("USSC"), in lawful money of the United States of America, in
immediately available funds, the principal amount of ($         .00) Dollars,
without interest, on January 1, 2001. Maker also agrees to pay any expenses and costs incurred by holder, including reasonable attorneys' fees and disbursements, in collecting the amounts due hereunder or enforcing the provisions hereof.

         The entire principal balance of this Note will be immediately due and payable without notice or demand upon the occurrence of Maker's insolvency, filing in bankruptcy, or failure of Baker Properties Limited Partnership to comply with the requirements of the seventh sentence of Section 4(C)(i) of the
Agreement between Maker and USSC dated June   , 1997.

         In the event of a default for a period of more than 15 days in the payment provided for hereinabove, Maker shall pay to the holder hereof interest on the unpaid principal amount hereof from time to time at a rate which is 3% over the prime rate announced from time to time by Mellon Bank of Pittsburgh, PA.

         Maker hereby waives all notices and demands whatsoever in connection with this Note.

         Maker shall make mandatory prepayments of this Note in the amount, and on the date, of any Designated Payment (as defined below) actually received by the Owner Participant pursuant to that certain Participation Agreement entered into by Maker, USSC and certain other parties on January 14, 1993, as amended from time to time, and/or any of the other Operative Documents (as defined in said Participation Agreement), or that was made by USSC but was not actually received by the Owner Participant solely due to the occurrence of an Indenture Event of Default caused by a breach in the obligations, representations and warranties of the Owner Participant under the Operative Documents. For purposes of this Note, "Designated Payment" shall mean (i) any payment of Contingent CPI Rent or Deferred Contingent CPI Rent, or (ii) any payment received by the Owner Participant in lieu of Contingent CPI Rent or Deferred Contingent CPI Rent and paid in respect of Adjusted Termination Amount or the purchase price for the Beneficial Interest pursuant to Section 13.04 of the Participation Agreement or the Premises pursuant to Section 7(a) of the Lease. Notwithstanding the foregoing, if the Note dated January 14, 1999 from the Maker to USSC shall be outstanding, the amount of any Designated Payment hereunder shall be reduced by the amounts thereof paid in respect of such Note.

         Maker may at any time prepay this Note, in whole or in part, without penalty, provided, however, that such prepayments, and any other payments made by Maker hereunder, shall be applied first to holder's expenses which are payable by Maker hereunder, and the remainder to principal.

         This Note is secured by a [Pledge of Marketable Securities held by Morgan Guaranty Trust Company of New York] [Letter of Credit issued by Mellon Bank] [a Certificate of Deposit] in an amount at least equal to the principal amount hereof.

         Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in said Participation Agreement.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


[BAKER PROPERTIES LIMITED PARTNERSHIP]

By:      Baker Companies, Inc.
         its general partner



___________________________________
By:

Name: _____________________________

Title: ____________________________